UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03657

DWS State Tax-Free Income Series
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2013 Annual Report to Shareholders

DWS New York Tax-Free Income Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
11 Performance Summary
13 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Cash Flows
25 Statement of Changes in Net Assets
26 Financial Highlights
30 Notes to Financial Statements
40 Report of Independent Registered Public Accounting Firm
41 Information About Your Fund's Expenses
42 Tax Information
43 Summary of Management Fee Evaluation by Independent Fee Consultant
47 Board Members and Officers
52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is exempt from New York and federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Investment Strategy
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements to characteristics of specific securities such as coupons, maturity dates and call dates, and changes in supply and demand within the municipal market. Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.

DWS New York Tax-Free Income Fund posted a return for the 12 months ended August 31, 2013 of -5.62%. This return compares to -3.70% for the fund's benchmark, the Barclays Municipal Bond Index. The average fund in the Morningstar Muni New York Long peer group returned -6.15% for the 12 months. For the same period, the broad taxable bond market returned -2.47% as measured by the Barclays U.S. Aggregate Bond Index.

Early in the fiscal period ended August 31, 2013, fixed-income markets were buoyed by the prospect of further bond purchases by the U.S. Federal Reserve Board (the Fed) under its quantitative easing program. As the November 2012 elections approached, U.S. markets increasingly focused on the political wrangling over a solution to the country's fiscal dilemma. Municipal bonds overall continued to benefit from investors seeking incremental after-tax income in an environment of very low risk-free rates. At the end of 2012 municipals experienced a brief retreat in demand levels, but early 2013 saw a resumption of investor interest.

Municipal Bond Yield Curve (as of 8/31/12 and 8/31/13)

Source: Municipal Market Data as of 8/31/13. For illustrative purposes only; not meant to represent the performance of any DWS product.

As 2013 progressed, the interest rate environment turned less favorable for bond prices overall, as U.S. Treasury rates began to move higher on optimism over prospects for the economy. Speculation increased over the extent to which the Fed would continue to pursue measures designed to keep interest rates at extraordinarily low levels. Beginning in June 2013, municipal bond funds experienced significant outflows as investors found the historically low yields unappealing. The negative sentiment intensified on comments from Fed Chairman Ben Bernanke to the effect that the economy had stabilized sufficiently to consider a tapering of bond purchases. Municipal market sentiment was further dampened in July 2013 as the city of Detroit filed for bankruptcy.

Municipal yields opened the period ending August 31, 2013 at very low levels by historical standards and declined further early in the period, but rose substantially over the full 12 months. With short rates anchored by the Fed at near-zero levels, the municipal yield curve steepened as the year progressed, with rates increasing most on longer-term issues. To illustrate, yields on two-year issues rose by 14 basis points, from 0.29% to 0.43%, while bonds with 30-year maturities experienced a yield increase of 156 basis points, moving from 2.89% to 4.45%, resulting in a steepening of 142 basis points between two and 30 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — fluctuated over the period with economic sentiment and speculation over the extent of future Fed support for the economy, but generally finished the period slightly wider than where they began.

Positive and Negative Contributors to Fund Performance

Given a relatively steep municipal yield curve, we have looked for opportunities to gain incremental income by trimming exposure to shorter maturities in the fund while adding to holdings in the 25-to-30-year maturity range. This constrained performance to a degree as yields rose. Prices declined most on longer-term issues over much of the period.

While credit exposures generally had less impact than interest rate and yield curve positioning on municipal investor performance over the 12 months ended August 31, 2013, a pair of lower-rated sectors lagged the broader market by significant margins. Prices for both Puerto Rico bonds and tobacco issues were particularly hurt by selling to meet mutual fund outflows in the second half of the period. Puerto Rico bonds were also impacted by concerns over the health of the territory's economy. Puerto Rico issues are not taxable at the state level and are thus widely held in state tax-free funds. We had moderate exposure to Puerto Rico issues and this acted as a constraint vs. the benchmark. The fund had no exposure to tobacco issues, which helped performance vs. some of our peers. In addition to selling pressure from mutual funds seeking to meet redemptions, the tobacco sector suffered from concerns over lower tobacco sales and the prospect of reduced payments to states. Finally, our holdings within the senior care sector detracted from performance.

Outlook and Positioning

Municipal yields remain attractive in relation to U.S. Treasuries. At the end of August 2013, the 10-year municipal yield of 2.94% was 106% of the 2.78% yield on comparable maturity U.S. Treasuries, as compared to a ratio of 112% twelve months earlier. The 30-year municipal yield of 4.45% was 120% of the 3.70% Treasury yield, vs. a ratio of 108% a year earlier. Given the significant steepening of the municipal yield curve in recent months, we are continuing to look to add exposure to bonds in the 20-to-30-year maturity range, emphasizing higher coupons that should provide favorable risk/reward characteristics in the event that interest rates continue to rise. We continue to see attractive valuation opportunities among sectors in the A credit range, along with some BBB issues.

New York State's economy and finances are currently sound. The state's unemployment rate is modestly above the national average. Job growth was slowed somewhat in 2012 by financial sector volatility and the immediate impact of Hurricane Sandy. Nonetheless, the state's economy has more than replaced the jobs lost during the national recession. Unlike prior periods, state budgets have been passed on a timely basis over the last three fiscal years. The state has generated modest operating surpluses, resulting from moderate tax revenue growth and expenditure restraint. New York has established tax stabilization and rainy day reserve fund balances, and expects to receive $5.1 billion in extraordinary federal assistance in fiscal year 2014 related to Hurricane Sandy. State finances will remain challenged by above-average exposure to financial sector earnings, Medicaid and other post-employment benefit expenditures, and a remaining unassigned general fund deficit position, which we continue to monitor. Moreover, certain regions of New York, particularly upstate, continue to experience weaker economic conditions and pockets of municipal government fiscal stress.

"Municipal yields remain attractive in relation to U.S. Treasuries."

New York's general obligation debt, which is backed by the full taxing power of the state, is rated AA with a positive outlook by Standard & Poor's Corporation, Moody's Investors Service, Inc. and Fitch, Inc. We believe the outlook for the state's overall fiscal health will remain stable based on its mature and wealthy economy, adequately funded pension system, broad powers to raise revenue and adjust spending, and long track record of closing annual budget gaps. Nonetheless, given the risks to the budget assumptions and future Medicaid funding, it is critical to closely monitor New York's credit through near-term challenges.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 2000.

• Head of US Retail Fixed Income Funds.

• Joined Deutsche Asset & Wealth Management in 1983.

• BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1999.

• Joined Deutsche Asset & Wealth Management in 1986.

• BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2004.

• Joined Deutsche Asset & Wealth Management in 1989.

• BS, Pennsylvania State University; MS, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni New York Long category consists of funds that have at least 80 percent of assets invested in municipal bonds from the state of New York. Morningstar, Inc. rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. Lower interest rates are paid on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary August 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	-5.62%	3.89%	3.73%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-8.21%	3.32%	3.44%
Barclays Municipal Bond Index†	-3.70%	4.52%	4.47%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	-6.40%	3.11%	2.97%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-9.13%	2.94%	2.97%
Barclays Municipal Bond Index†	-3.70%	4.52%	4.47%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	-6.41%	3.13%	2.96%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-6.41%	3.13%	2.96%
Barclays Municipal Bond Index†	-3.70%	4.52%	4.47%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/13
No Sales Charges	-5.47%	4.16%	3.96%
Barclays Municipal Bond Index†	-3.70%	4.52%	4.47%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2012 are 0.94%, 1.77%, 1.74% and 0.79% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

	Class A	Class B	Class C	Class S
Net Asset Value
8/31/13	$10.29	$10.30	$10.28	$10.28
8/31/12	$11.31	$11.33	$11.31	$11.31
Distribution Information as of 8/31/13
Income Dividends, Twelve Months	$.41	$.32	$.32	$.43
August Income Dividend	$.0348	$.0282	$.0281	$.0370
SEC 30-day Yield††	2.85%	2.17%	2.17%	3.18%
Tax Equivalent Yield††	5.18%	3.94%	3.94%	5.77%
Current Annualized Distribution Rate (based on Net Asset Value)††	4.06%	3.29%	3.28%	4.32%

†† The SEC yield is net investment income per share earned over the month ended August 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.74%, 2.10%, 1.99% and 2.99% for Class A, Class B, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 44.93% (combined New York state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.95%, 3.22%, 3.10% and 4.13% for Class A, Class B, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of August 31, 2013
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.7%
New York 88.7%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	1,000,000	1,036,830
Series A, 5.75%, 11/15/2022	1,000,000	1,083,360
Dutchess County, NY, Local Development Corp. Revenue, Vassar College, Series A, 5.0%, 1/1/2049	3,000,000	2,928,090
Haverstraw-Stony Point, NY, Central School District, 5.0%, 10/15/2021, INS: AGMC	4,500,000	5,095,395
Hudson, NY, Yards Infrastructure Corp. Revenue, Series A, 5.75%, 2/15/2047	3,000,000	3,088,080
Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters:
5.25%, 10/1/2035	5,000,000	5,125,250
5.5%, 10/1/2037, GTY: Goldman Sachs Group, Inc.	2,500,000	2,630,525
Long Island, NY, Electric System Revenue, Power Authority, Series D, 5.0%, 9/1/2023, INS: NATL	5,000,000	5,245,050
Long Island, NY, Power Authority:
Series A, 5.0%, 9/1/2037	4,000,000	3,912,480
Series A, 5.0%, 5/1/2038	2,000,000	1,952,760
Metropolitan Transportation Authority, NY, Dedicated Tax Fund:
Series B, 5.0%, 11/15/2034	2,000,000	2,021,120
Series A, 5.5%, 11/15/2039	5,000,000	5,220,050
Metropolitan Transportation Authority, NY, Revenue:
Series A, 5.0%, 11/15/2022, INS: AGMC	1,575,000	1,743,919
Series B, 5.0%, 11/15/2043	1,000,000	974,080
Monroe County, NY, General Obligation, Public Improvement:
6.0%, 3/1/2014, INS: NATL	1,040,000	1,065,834
6.0%, 3/1/2017, INS: NATL	1,410,000	1,587,293
6.0%, 3/1/2018, INS: NATL	1,130,000	1,283,917
New York, Build New York City Resource Corp. Revenue, YMCA of Greater New York Project, 5.0%, 8/1/2042	1,000,000	955,820
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016, INS: NATL	570,000	618,900
6.0%, 7/1/2021, INS: NATL	850,000	999,906
New York, Higher Education Revenue, Dormitory Authority, New York University, Series A, 5.75%, 7/1/2027, INS: NATL	3,000,000	3,553,530
New York, Higher Education Revenue, Urban Development Corp., Syracuse University, Center for Science & Technology:
5.5%, 1/1/2015	1,945,000	2,017,646
5.5%, 1/1/2017	4,890,000	5,508,536
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute, Series C, 5.5%, 7/1/2023, INS: NATL	3,000,000	3,486,120
New York, Liberty Development Corp. Revenue, Second Priority, Bank of America Tower at One Bryant Park LLC, "1", 5.625%, 1/15/2046	2,000,000	2,074,020
New York, Liberty Development Corp. Revenue, World Trade Center Project, 5.0%, 11/15/2031	2,250,000	2,269,440
New York, Metropolitan Transportation Authority Revenue:
Series C, 5.0%, 11/15/2031	3,500,000	3,561,775
Series D, 5.0%, 11/15/2034	1,000,000	994,750
Series A, 5.0%, 11/15/2038	1,000,000	984,430
New York, Sales & Special Tax Revenue, Local Government Assistance Corp.:
Series E, 5.25%, 4/1/2016, INS: NATL	1,185,000	1,292,231
Series C, 5.5%, 4/1/2017	4,000,000	4,468,400
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.25%, 4/1/2016, INS: AGMC	2,000,000	2,109,860
New York, Sales Tax Asset Receivable Corp.:
Series A, 5.0%, 10/15/2026, INS: NATL	5,000,000	5,158,850
Series A, 5.0%, 10/15/2029, INS: AMBAC	5,000,000	5,187,400
New York, Seneca Nation Indians, Capital Improvements Authority Revenue, Special Obligation, Series A, 144A, 5.25%, 12/1/2016	2,350,000	2,404,403
New York, State Agency General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.625%, 7/1/2016, INS: AMBAC	1,085,000	1,166,549
5.75%, 7/1/2018, INS: AGMC	2,250,000	2,528,348
New York, State Agency Revenue Lease, Urban Development Corp., Correctional Facilities, Series A, 5.5%, 1/1/2014, INS: AGMC	85,000	86,523
New York, State Dormitory Authority Revenue, Mental Health Services Facilities Improvement, Series D, 5.0%, 8/15/2018, INS: NATL	3,120,000	3,316,685
New York, State Dormitory Authority Revenue, Montefiore Hospital, 5.0%, 8/1/2023, INS: NATL	2,975,000	3,119,139
New York, State Dormitory Authority Revenue, Non-State Supported Debt, Series A, 5.0%, 7/1/2037	1,000,000	1,004,900
New York, State Dormitory Authority Revenue, State University Educational Facilities, 5.875%, 5/15/2017, INS: NATL	2,325,000	2,609,138
New York, State Dormitory Authority Revenues, Non State Supported Debt, State University Facilities, Series A, 5.0%, 7/1/2043 (a)	2,000,000	1,993,720
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Cornell University, Series C, 5.0%, 7/1/2037	2,510,000	2,603,347
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, 5.0%, 7/1/2041	2,000,000	1,958,640
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Mount Sinai School of Medicine of New York University, 5.25%, 7/1/2033	5,000,000	5,069,800
New York, State Dormitory Authority Revenues, Non-State Supported Debt, New York University:
Series A, 5.0%, 7/1/2039	3,000,000	3,025,470
Series A, 5.25%, 7/1/2034	5,000,000	5,168,000
New York, State Dormitory Authority Revenues, Non-State Supported Debt, North Shore Long Island Jewish Health System:
Series A, 5.0%, 5/1/2032	2,000,000	1,996,260
Series A, 5.5%, 5/1/2037	1,500,000	1,541,610
New York, State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center:
Series B, 5.25%, 7/1/2024	765,000	804,910
Series A, 6.0%, 7/1/2040	1,500,000	1,587,165
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 6.125%, 12/1/2029	3,000,000	3,001,650
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rochester Institute of Technology:
4.0%, 7/1/2033	1,500,000	1,305,705
5.0%, 7/1/2040	2,500,000	2,515,650
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rockefeller University:
Series A, 5.0%, 7/1/2037	3,000,000	3,119,280
Series C, 5.0%, 7/1/2040	2,750,000	2,851,145
Series A, 5.0%, 7/1/2041	2,000,000	2,089,760
New York, State Dormitory Authority Revenues, Non-State Supported Debt, School Districts Financing Program, Series C, 5.0%, 10/1/2031, INS: AGC	2,000,000	2,055,860
New York, State Dormitory Authority, State Personal Income Tax Revenue:
Series A, 5.0%, 2/15/2034	3,900,000	3,983,889
Series A, 5.0%, 3/15/2038	1,250,000	1,272,963
New York, State Environmental Facilities Corp. Revenue, State Revolving Funds, Series C, 5.0%, 5/15/2041	2,500,000	2,575,575
New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2036	3,340,000	3,468,523
New York, State General Obligation Lease, Dormitory Authority, City University System, Series A, 5.75%, 7/1/2018, INS: NATL	2,000,000	2,180,840
New York, State General Obligation Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016, INS: NATL	35,000	39,158
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	865,000	907,324
New York, State Housing Finance Agency, State Personal Income Tax Revenue, Economic Development & Housing:
Series A, 5.0%, 9/15/2030, INS: NATL	4,000,000	4,145,640
Series A, 5.0%, 3/15/2039	5,150,000	5,239,558
New York, State Liberty Development Corp. Revenue, World Trade Center:
"2", 5.0%, 9/15/2043	2,000,000	1,960,340
"3", 5.0%, 3/15/2044	1,190,000	1,086,065
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	3,000,000	3,058,320
New York, State Power Authority Revenue, Series A, 5.0%, 11/15/2038	1,500,000	1,544,670
New York, State Thruway Authority, General Revenue, Series I, 5.0%, 1/1/2037	5,000,000	5,030,150
New York, State Urban Development Corp. Revenue, Series D, 5.625%, 1/1/2028	4,000,000	4,250,080
New York, State Urban Development Corp. Revenue, Personal Income Tax, Series B, 5.0%, 3/15/2023	45,000	50,283
New York, Transportation/Tolls Revenue, Triborough Bridge & Tunnel Authority, Series Y, ETM, 6.125%, 1/1/2021	7,205,000	8,904,587
New York, Triborough Bridge & Tunnel Authority Revenues, Series A-2, 5.25%, 11/15/2034	4,500,000	4,625,370
New York, United Nations Development Corp. Revenue, Series A, 5.0%, 7/1/2026	1,000,000	1,042,550
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.5%, 6/15/2014	5,000	5,026
New York & New Jersey, Port Authority, One Hundred Forty-Seventh, AMT, 5.0%, 10/15/2027, INS: NATL	10,000,000	10,295,800
New York & New Jersey, Port Authority, One Hundred Forty-Sixth, AMT, 5.0%, 12/1/2021, INS: AGMC	4,000,000	4,356,560
New York & New Jersey, Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	1,025,000	1,121,155
New York City, NY, Housing Development Corp. Revenue, Series B1, 5.25%, 7/1/2031 (a)	2,845,000	2,930,635
New York City, NY, Housing Development Corp. Revenue, NYC Housing Authority Project, Series A, Prerefunded, 5.0%, 7/1/2025, INS: NATL	2,100,000	2,191,497
New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Series A, AMT, 5.0%, 7/1/2028	2,000,000	1,819,820
New York City, NY, Industrial Development Agency, Special Facility Revenue, British Airways PLC Project, AMT, 7.625%, 12/1/2032	2,000,000	2,006,360
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second Generation, Series FF, 5.0%, 6/15/2031	1,000,000	1,031,870
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series A, 5.75%, 6/15/2040	4,000,000	4,413,560
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series B-2, 0.05%**, 6/15/2045, SPA: CA Public Employees Retirement System	2,500,000	2,500,000
New York City, NY, Transitional Finance Authority Building Aid Revenue, Fiscal 2009, Series S-5, 5.0%, 1/15/2032	1,000,000	1,060,950
New York City, NY, Transitional Finance Authority Revenue, Future Tax, Series F-1, 5.0%, 5/1/2039	4,000,000	4,061,600
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series A, 5.0%, 5/1/2038	4,000,000	4,066,840
New York, NY, General Obligation:
Series A-6, 144A, 0.04%**, 8/1/2031, LOC: Mizuho Corporate Bank	900,000	900,000
Series B, 5.0%, 8/1/2026	3,085,000	3,314,524
Series F-1, 5.0%, 3/1/2037	4,000,000	4,072,680
Series H, 5.125%, 8/1/2018, INS: NATL	105,000	105,362
Series I-1, 5.375%, 4/1/2036	3,000,000	3,176,700
Series I-1, 5.625%, 4/1/2029	3,000,000	3,326,430
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	4,765,550
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015, INS: NATL	2,335,000	2,390,993
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority, 5.5%, 4/1/2014, INS: AGMC	1,000,000	1,028,110
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	1,140,000	609,786
5.7%, 1/1/2028	3,250,000	1,738,425
Triborough, NY, Bridge & Tunnel Authority Revenues, Series C, 5.0%, 11/15/2038	2,625,000	2,644,898
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	4,000,000	3,922,600
		279,382,920
Guam 0.3%
Guam, International Airport Authority, Series C, AMT, 6.375%, 10/1/2043 (a)	320,000	318,915
Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2030, INS: AGMC	585,000	596,964
		915,879
Puerto Rico 4.7%
Puerto Rico, Electric Power Authority Revenue:
Series UU, 0.704%*, 7/1/2029, INS: AGMC	10,000,000	6,174,700
Series A, 6.75%, 7/1/2036	1,605,000	1,400,314
Puerto Rico, Highway & Transportation Authority Revenue:
Series Z, ETM, 6.0%, 7/1/2018, INS: AGMC	1,475,000	1,748,023
Series Z, 6.0%, 7/1/2018, INS: AGMC	1,275,000	1,336,353
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	5,000,000	4,138,950
		14,798,340
Virgin Islands 1.0%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	500,000	459,084
Virgin Islands, Public Finance Authority Revenue, Gross Receipts Tax Loan Notes, Series A, 5.0%, 10/1/2032	3,000,000	2,840,910
		3,299,994
Total Municipal Bonds and Notes (Cost $299,510,953)		298,397,133

Municipal Inverse Floating Rate Notes (b) 13.8%
New York
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2019, INS: AMBAC (c)	10,000,000	10,822,600
Trust: New York, State Thruway Authority, Highway & Bridge Trust Fund, Series 1071-1, 144A, 9.38%, 4/1/2013, Leverage Factor at purchase date: 2 to 1
New York, State Urban Development Corp. Revenue, State Personal Income Tax, Series B, 5.0%, 3/15/2023 (c)	9,900,000	11,062,359
Trust: New York, State Urban Development Corp. Revenue, Series 2887, 144A, 18.11%, 3/15/2015, Leverage Factor at purchase date: 4 to 1
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series FF-2, 5.5%, 6/15/2040 (c)	10,000,000	10,641,400
Trust: New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series 3384, 144A, 20.14%, 12/15/2016, Leverage Factor at purchase date: 4 to 1
New York City, NY, Transitional Finance Authority Revenue, Series B, 5.0%, 11/1/2023 (c)	10,000,000	11,041,500
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 3283, 144A, 18.095%, 11/1/2020, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $40,637,004)		43,567,859

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $340,147,957)†	108.5	341,964,992
Other Assets and Liabilities, Net	(8.5)	(26,905,625)
Net Assets	100.0	315,059,367

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of August 31, 2013.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of August 31, 2013.

† The cost for federal income tax purposes was $311,638,036. At August 31, 2013, net unrealized appreciation for all securities based on tax cost was $2,901,956. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,028,003 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,126,047.

(a) When-issued security.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(c) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$—	$341,964,992	$—	$341,964,992
Total	$—	$341,964,992	$—	$341,964,992

There have been no transfers between fair value measurement levels during the year ended August 31, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2013
Assets
Investments in securities, at value (cost $340,147,957)	$341,964,992
Cash	251,397
Receivable for investments sold	1,850,000
Receivable for Fund shares sold	27,956
Interest receivable	4,583,864
Due from Advisor	15,962
Other assets	15,522
Total assets	348,709,693
Liabilities
Payable for investments purchased — when issued securities	5,215,589
Payable for Fund shares redeemed	423,960
Payable for floating rate notes issued	27,425,000
Distributions payable	174,409
Accrued management fee	107,012
Accrued Trustees' fees	4,325
Other accrued expenses and payables	300,031
Total liabilities	33,650,326
Net assets, at value	$315,059,367
Net Assets Consist of
Undistributed net investment income	102,403
Net unrealized appreciation (depreciation) on investments	1,817,035
Accumulated net realized gain (loss)	(410,042)
Paid-in capital	313,549,971
Net assets, at value	$315,059,367

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($126,314,682 ÷ 12,277,986) outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.29
Maximum offering price per share (100 ÷ 97.25 of $10.29)	$10.58
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($437,485 ÷ 42,462 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.30
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,060,111 ÷ 1,950,473 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.28
Class S Net Asset Value, offering and redemption price per share ($168,247,089 ÷ 16,359,415 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2013
Investment Income
Income: Interest	$16,691,538
Expenses: Management fee	1,590,128
Administration fee	360,745
Services to shareholders	346,959
Distribution and service fees	533,894
Custodian fee	8,676
Professional fees	89,797
Reports to shareholders	38,531
Registration fees	49,609
Trustees' fees and expenses	14,227
Interest expense and fees on floating rate notes issued	196,302
Other	34,271
Total expenses before expense reductions	3,263,139
Expense reductions	(324,583)
Total expenses after expense reductions	2,938,556
Net investment income	13,752,982
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,239,803
Interest rate swap contracts	(540,000)
699,803
Change in net unrealized appreciation (depreciation) on: Investments	(34,583,183)
Interest rate swap contracts	729,453
(33,853,730)
Net gain (loss)	(33,153,927)
Net increase (decrease) in net assets resulting from operations	$(19,400,945)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended August 31, 2013
Increase (Decrease) in Cash: Cash Flows From Operating Activities
Net increase (decrease) in net assets resulting from operations	$(19,400,945)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(93,342,199)
Net amortization of premium/(accretion of discount)	465,756
Proceeds from sales and maturities of long-term investments	109,502,735
(Increase) decrease in interest receivable	211,820
(Increase) decrease in other assets	2,257
(Increase) decrease in receivable for investments sold	(90,000)
Increase (decrease) in payable for investments purchased — when-issued securities	3,137,189
Increase (decrease) in other accrued expenses and payables	(31,464)
Change in unrealized (appreciation) depreciation on investments	34,583,183
Change in unrealized (appreciation) depreciation on swaps	(729,453)
Net realized (gain) loss from investments	(1,239,803)
Cash provided (used) by operating activities	33,069,076
Cash Flows From Financing Activities
Proceeds from shares sold	36,949,208
Cost of shares redeemed	(65,332,225)
Distributions paid (net of reinvestment of distributions)	(4,497,431)
Cash provided (used) for financing activities	(32,880,448)
Increase (decrease) in cash	188,628
Cash at beginning of period	62,769
Cash at end of period	$251,397
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$8,982,472
Interest expense and fees on floating rate notes issued	$(196,302)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$13,752,982	$14,060,609
Net realized gain (loss)	699,803	13,042
Change in net unrealized appreciation (depreciation)	(33,853,730)	18,553,062
Net increase (decrease) in net assets resulting from operations	(19,400,945)	32,626,713
Distributions to shareholders from: Net investment income: Class A	(5,212,759)	(5,163,703)
Class B	(15,799)	(20,736)
Class C	(626,768)	(415,905)
Class S	(7,651,653)	(8,225,009)
Total distributions	(13,506,979)	(13,825,353)
Fund share transactions: Proceeds from shares sold	36,670,819	41,324,824
Reinvestment of distributions	8,982,472	9,031,308
Payments for shares redeemed	(65,434,817)	(41,683,471)
Net increase (decrease) in net assets from Fund share transactions	(19,781,526)	8,672,661
Increase (decrease) in net assets	(52,689,450)	27,474,021
Net assets at beginning of period	367,748,817	340,274,796
Net assets at end of period (including undistributed net investment income of $102,403 and $102,402, respectively)	$315,059,367	$367,748,817

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.31	$10.72	$11.00	$10.40	$10.52
Income (loss) from investment operations: Net investment incomea	.41	.43	.44	.44	.44
Net realized and unrealized gain (loss)	(1.02)	.58	(.29)	.60	.01
Total from investment operations	(.61)	1.01	.15	1.04	.45
Less distributions from: Net investment income	(.41)	(.42)	(.43)	(.43)	(.43)
Net realized gains	—	—	—	(.01)	(.14)
Total distributions	(.41)	(.42)	(.43)	(.44)	(.57)
Net asset value, end of period	$10.29	$11.31	$10.72	$11.00	$10.40
Total Return (%)b,c	(5.62)	9.58	1.49	10.15	4.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	140	130	133	116
Ratio of expenses before expense reductions (including interest expense) (%)d	.94	.94	.95	.95	1.03
Ratio of expenses after expense reductions (including interest expense) (%)d	.90	.91	.94	.93	.99
Ratio of expenses after expense reductions (excluding interest expense) (%)	.85	.85	.88	.86	.86
Ratio of net investment income (%)	3.72	3.87	4.13	4.08	4.44
Portfolio turnover rate (%)	24	35	28	21	62
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.33	$10.74	$11.02	$10.41	$10.53
Income (loss) from investment operations: Net investment incomea	.33	.35	.36	.35	.37
Net realized and unrealized gain (loss)	(1.04)	.58	(.29)	.62	.01
Total from investment operations	(.71)	.93	.07	.97	.38
Less distributions from: Net investment income	(.32)	(.34)	(.35)	(.35)	(.36)
Net realized gains	—	—	—	(.01)	(.14)
Total distributions	(.32)	(.34)	(.35)	(.36)	(.50)
Net asset value, end of period	$10.30	$11.33	$10.74	$11.02	$10.41
Total Return (%)b,c	(6.40)	8.75	.73	9.42	3.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	1	1	1	2
Ratio of expenses before expense reductions (including interest expenses) (%)d	1.77	1.77	1.79	1.78	1.86
Ratio of expenses after expense reductions (including interest expenses) (%)d	1.65	1.66	1.69	1.68	1.74
Ratio of expenses after expense reductions (excluding interest expenses) (%)	1.60	1.60	1.63	1.61	1.61
Ratio of net investment income (%)	2.96	3.13	3.38	3.33	3.69
Portfolio turnover rate (%)	24	35	28	21	62
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.31	$10.72	$11.00	$10.39	$10.51
Income (loss) from investment operations: Net investment incomea	.33	.34	.36	.36	.37
Net realized and unrealized gain (loss)	(1.04)	.59	(.29)	.61	.01
Total from investment operations	(.71)	.93	.07	.97	.38
Less distributions from: Net investment income	(.32)	(.34)	(.35)	(.35)	(.36)
Net realized gains	—	—	—	(.01)	(.14)
Total distributions	(.32)	(.34)	(.35)	(.36)	(.50)
Net asset value, end of period	$10.28	$11.31	$10.72	$11.00	$10.39
Total Return (%)b,c	(6.41)	8.79	.74	9.44	3.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	19	10	9	6
Ratio of expenses before expense reductions (including interest expense) (%)d	1.75	1.74	1.76	1.76	1.83
Ratio of expenses after expense reductions (including interest expense) (%)d	1.65	1.66	1.69	1.69	1.74
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.60	1.60	1.63	1.62	1.61
Ratio of net investment income (%)	2.98	3.10	3.38	3.32	3.69
Portfolio turnover rate (%)	24	35	28	21	62
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended August 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.31	$10.72	$11.00	$10.39	$10.51
Income (loss) from investment operations: Net investment incomea	.44	.45	.46	.46	.46
Net realized and unrealized gain (loss)	(1.04)	.59	(.28)	.61	.01
Total from investment operations	(.60)	1.04	.18	1.07	.47
Less distributions from: Net investment income	(.43)	(.45)	(.46)	(.45)	(.45)
Net realized gains	—	—	—	(.01)	(.14)
Total distributions	(.43)	(.45)	(.46)	(.46)	(.59)
Net asset value, end of period	$10.28	$11.31	$10.72	$11.00	$10.39
Total Return (%)b	(5.47)	9.85	1.75	10.53	4.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	168	208	200	222	194
Ratio of expenses before expense reductions (including interest expense) (%)c	.78	.79	.82	.84	.86
Ratio of expenses after expense reductions (including interest expense) (%)c	.65	.66	.69	.68	.74
Ratio of expenses after expense reductions (excluding interest expense) (%)	.60	.60	.63	.61	.61
Ratio of net investment income (%)	3.97	4.12	4.38	4.33	4.69
Portfolio turnover rate (%)	24	35	28	21	62
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS New York Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of February 28, 2014.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust, and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2013 was $27,425,000, with a weighted average interest rate of 0.72%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $1,179,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2018 (the expiration date), whichever occurs first.

In addition, from November 1, 2012 through August 31, 2013, the Fund elects to defer qualified late year losses of approximately $316,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2014.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed tax-exempt income	$276,812
Capital loss carryforwards	$(1,179,000)
Net unrealized appreciation on investments	$2,901,956

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2013	2012
Distributions from tax-exempt income	$13,506,979	$13,825,353

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at August 31, 2013.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended August 31, 2013, the Fund invested in interest rate swap contracts to manage the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gain or loss in the Statement of Operations.

There were no open interest rate swaps as of August 31, 2013. For the year ended August 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $5,750,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2013, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(540,000)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$729,453

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

C. Purchases and Sales of Securities

During the year ended August 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $93,342,199 and $109,502,735, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

For the period from September 1, 2012 through November 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.70%

In addition effective October 1, 2012, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.60%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended August 31, 2013, the Advisor waived a portion of its management fee aggregating $36,886, and the amount charged aggregated $1,553,242, which was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2013, the Administration Fee was $360,745, of which $27,514 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$26,191	$26,191
Class B	282	282
Class C	1,836	1,836
Class S	49,608	49,608
	$77,917	$77,917

In addition, for the year ended August 31, 2013, the Advisor agreed to reimburse the Fund $181,716 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2013
Class B	$4,092	$282
Class C	161,366	13,408
	$165,458	$13,690

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2013	Annual Effective Rate
Class A	$313,292	$10,783	$66,948	.21%
Class B	1,360	292	245	.20%
Class C	53,784	16,989	6,325	.17%
	$368,436	$28,064	$73,518

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2013 aggregated $11,372.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2013, the CDSC for Class B and C shares was $995 and $4,116, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2013, DIDI received $3,589 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,513, of which $7,020 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,779,737	$19,988,174	1,423,463	$15,677,095
Class B	5,515	62,788	4,898	54,261
Class C	541,190	6,073,677	868,986	9,628,411
Class S	938,121	10,546,180	1,446,619	15,965,057
		$36,670,819		$41,324,824
Shares issued to shareholders in reinvestments of distributions
Class A	385,947	$4,261,337	379,842	$4,195,194
Class B	1,008	11,174	1,389	15,339
Class C	38,442	423,590	27,145	300,407
Class S	388,088	4,286,371	409,554	4,520,368
		$8,982,472		$9,031,308
Shares redeemed
Class A	(2,263,383)	$(24,697,672)	(1,546,858)	$(17,093,598)
Class B	(19,683)	(220,767)	(31,855)	(345,051)
Class C	(330,804)	(3,575,788)	(87,691)	(972,221)
Class S	(3,355,275)	(36,940,590)	(2,112,836)	(23,272,601)
		$(65,434,817)		$(41,683,471)
Net increase (decrease)
Class A	(97,699)	$(448,161)	256,447	$2,778,691
Class B	(13,160)	(146,805)	(25,568)	(275,451)
Class C	248,828	2,921,479	808,440	8,956,597
Class S	(2,029,066)	(22,108,039)	(256,663)	(2,787,176)
		$(19,781,526)		$8,672,661

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS New York Tax-Free Income Fund (the "Fund"), a series of DWS State Tax-Free Income Series, as of August 31, 2013, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS New York Tax-Free Income Fund at August 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2013 to August 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/13	$929.60	$926.10	$926.00	$930.70
Expenses Paid per $1,000*	$4.43	$8.06	$8.06	$3.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/13	$1,020.62	$1,016.84	$1,016.84	$1,021.88
Expenses Paid per $1,000*	$4.63	$8.44	$8.44	$3.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS New York Tax-Free Income Fund†	.91%	1.66%	1.66%	.66%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.06% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended August 31, 2013, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall9,10 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 2013	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KNTAX	KNTBX	KNTCX	SNWYX
CUSIP Number	23337H 504	23337H 603	23337H 702	23337H 801
Fund Number	26	226	326	2326

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DNYTF-2
(R-023992-3 10/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS NEW YORK TAX FREE INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$72,126	$0	$7,540	$0
2012	$63,479	$0	$8,828	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$362,466	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$7,540	$362,466	$557,067	$927,073
2012	$8,828	$359,967	$598,855	$967,650

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS New York Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/ Robert Kendall Robert Kendall President

Date:	October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	October 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2013